Supplement Dated November 10, 2005 to Prospectus Dated June 1, 2005

of Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Aetos Capital Distressed Investment Strategies Fund, LLC

Aetos Capital Long/Short Strategies Fund, LLC

Aetos Capital Market Neutral Strategies Fund, LLC

Aetos Capital Opportunities Fund, LLC

Effective November 10, 2005, the last section of the “Total Offerings” table on the front cover of the Funds’ Prospectus is deleted in its entirety and replaced by the following:

Aetos Capital Opportunities Fund
Amount	$120,000,000
Sales Load	N/A
Proceeds to the Fund (1)	$120,000,000

______________________

(1) Assumes all Interests currently registered are sold in the continuous offering.

In addition, effective November 10, 2005, the fourth sentence in the section “Prospectus Summary – The Offerings” is hereby deleted in its entirety and replaced with the following: “Aetos Capital Opportunities Fund is offering $120,000,000 in Interests.”

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NYB 1514922.1